UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21181

Name of Fund: BlackRock Municipal 2020 Term Trust (BKK)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal 2020 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal 2020 Term Trust (BKK)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at 1-800-699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended December 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive total returns during the period despite challenged total returns across the broader fixed income market, as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. Performance was particularly strong in December as the Fed indicated a pivot from forecast based to data driven policy and the potential for a slower pace of future rate hikes. During the period, demand for the asset class remained firm as investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended December 31, 2018, municipal bond funds experienced net inflows of approximately $5.5 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance underwhelmed from a historical perspective at $311 billion (below the $409 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This shift transitioned the market from an existing net positive supply environment to a much more favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

S&P Municipal Bond Index
Total Returns as of December 31, 2018
6 months: 1.38%
12 months: 1.36%

A Closer Look at Yields

From December 31, 2017 to December 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 48 basis points (“bps”) from 2.54% to 3.02%, while 10-year rates increased by 30 bps from 1.98% to 2.28% and 5-year rates increased by 26 bps from 1.68% to 1.94% (as measured by Thomson Municipal Market Data). The municipal yield curve bear steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 26 bps, significant given that the corresponding U.S. Treasury curve bear flattened 33 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries, driven by the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s recent decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of December 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2018	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per share.

On June 6, 2018, the Board of Trustees approved a proposal, effective December 31, 2018, to change the Trust’s fiscal year end from July 31 to December 31.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of December 31, 2018 ($14.04)(a)	2.22%
Tax Equivalent Yield(b)	3.75%
Current Monthly Distribution per Common Share(c)	$0.0260
Current Annualized Distribution per Common Share(c)	$0.3120

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$14.04	$14.42	(2.64)%	$14.54	$13.46
Net Asset Value	14.60	14.80	(1.35)	14.81	14.54

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of December 31, 2018 (continued)	BlackRock Florida Municipal 2020 Term Trust

Performance

Returns for the 12-month period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFO(a)(b)	(0.49)%	0.83%
Lipper Other States Municipal Debt Funds(c)	(7.96)	(0.07)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Since the Trust is scheduled to terminate on or about December 31, 2020, its holdings consist of short-term securities with minimal sensitivity to market movements. Although short-term bonds faced the headwind of interest-rate increases by the U.S. Federal Reserve, the Trust was less vulnerable to broader price weakness due to its short duration (lower interest-rate sensitivity).

The Trust produced a narrow gain at net asset value. Its return was largely derived from income, since prices on short-term bonds — the area in which the Trust primarily invests — fell slightly.

On a sector basis, utility, transportation and school district bonds made the largest contribution to returns. Investment-grade issues (those rated AA and A), the credit tiers in which the Trust has the largest weightings, also contributed. The Trust’s allocation to 5% coupon bonds, which make up the majority of the portfolio, was an additional contributor.

Negative amortization of the premiums on seasoned bonds was a drag on performance. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	12/31/18	07/31/18
Health	31%	19%
Utilities	23	22
County/City/Special District/School District	14	20
Transportation	11	16
State	10	11
Corporate	7	7
Education	4	5
Housing(b)	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2019	32%
2020	59
2021	1
2022	6

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/18		07/31/18
AAA/Aaa	2%		1%
AA/Aa	61		54
A	24		31
BBB/Baa(b)	—		—
B	—	(b)	2
N/R(c)	13		12

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2018 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Trust’s total investments.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2018	BlackRock Municipal 2020 Term Trust

Investment Objective

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and to return $15.00 per Common Share (the initial public offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. No assurance can be given that the Trust will achieve its investment objectives, including its objective of returning $15.00 per Common Share.

On June 6, 2018, the Board of Trustees approved a proposal, effective December 31, 2018, to change the Trust’s fiscal year end from April 30 to December 31.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of December 31, 2018 ($14.76)(a)	2.59%
Tax Equivalent Yield(b)	4.38%
Current Monthly Distribution per Common Share(c)	$0.0318
Current Annualized Distribution per Common Share(c)	$0.3816

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$14.76	$15.00	(1.60)%	$15.40	$14.68
Net Asset Value	15.12	15.40	(1.82)	15.41	15.05

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	7

Trust Summary as of December 31, 2018 (continued)	BlackRock Municipal 2020 Term Trust

Performance

Returns for the 12-month period ended December 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BKK(a)(b)	1.23%	1.01%
Lipper Intermediate Municipal Debt Funds(c)	(2.45)	0.82

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Since the Trust is scheduled to terminate on or about December 31, 2020, its holdings consist of short-term securities with minimal sensitivity to market movements. Although short-term bonds faced the headwind of interest-rate increases by the U.S. Federal Reserve, the Trust was less vulnerable to broader price weakness due to its short duration (lower interest-rate sensitivity).

The Trust produced a narrow gain at net asset value. Its return was largely derived from income, since prices on short-term bonds — the area in which the Trust primarily invests — fell slightly.

On a sector basis, state tax-backed, health care and corporate municipal bonds made the largest contribution to returns. Lower-rated investment-grade issues (those rated A and BBB), the credit tiers in which the Trust has the largest weightings, also contributed. The Trust’s allocation to 5% coupon bonds, which make up the majority of the portfolio, was an additional contributor.

Negative amortization of the premiums on seasoned bonds was a drag on performance. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	12/31/18	04/30/18
Transportation	22%	17%
Utilities	18	20
State	15	15
Health	13	13
County/City/Special District/School District	11	13
Education	10	11
Corporate	4	4
Tobacco	4	4
Housing	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	21%
2020	59
2021	8
2022	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/18	04/30/18
AAA/Aaa	6%	6%
AA/Aa	30	28
A	32	32
BBB/Baa	17	20
BB/Ba	5	5
N/R(b)	10	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 98.4%

Florida — 97.8%

Corporate — 6.6%
Citizens Property Insurance Corp., RB, Senior Secured, Series A-1, 5.00%, 06/01/20	$3,140	$3,271,723
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,106,900

		5,378,623

County/City/Special District/School District — 13.6%
City of Jacksonville Florida, RB, Series B, 5.00%, 10/01/20	760	797,666
City of Jacksonville Florida, Refunding RB, Brooks Rehabilitation Project, 5.00%, 11/01/20	400	420,756
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 07/01/20	2,000	2,091,220
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 06/01/20	485	496,276
Indian River County School Board, COP, Refunding, Series A, 5.00%, 07/01/20	1,000	1,045,610
Miami-Dade County School Board Foundation, Inc., COP, Refunding, Series A, 5.00%, 05/01/20	1,250	1,300,375
Palm Beach County School District, COP, Refunding Series B, 5.00%, 08/01/20	3,000	3,144,810
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 05/01/13(a)(b)	2,425	1,697,500

		10,994,213

Education — 4.2%
City of Tampa Florida, Refunding RB, Florida Revenue The University of Tampa Project, 5.00%, 04/01/20	795	824,049
Florida Atlantic University Traffic and Parking Services Revenue, Refunding RB, Series A, 5.00%, 07/01/20	1,150	1,201,589
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 04/01/20	1,000	1,036,540
Volusia County School Board, COP, Refunding Series A (BAM), 5.00%, 08/01/20	350	366,503

		3,428,681

Health — 30.8%
County of Brevard Florida Health Facilities Authority, Refunding RB, 5.00%, 04/01/20	500	518,580
County of Highlands Florida Health Facilities Authority, Refunding RB, Adventist Health:
Hospital, Series I, 5.00%, 11/15/20	2,155	2,213,616
VRDN, System, 1.36%, 01/07/19(c)	3,500	3,500,000
County of Orange Florida Health Facilities Authority, RB, VRDN, Series C-1, 1.30%, 01/07/19(c)	850	850,000
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 3.50%, 06/01/19	200	201,120
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 4.00%, 11/15/20	2,000	2,048,800
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	4,735	5,075,210
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 07/01/20(d)	1,285	1,344,393
County of Pinellas Health Facilities Authority, Refunding RB, VRDN, Baycare Health System Issue, Series A1 (US BANK NA LOC), 0.90%, 01/01/19(c)	3,500	3,500,000

Security	Par (000)	Value

Health (continued)
County of Sarasota Public Hospital District, Refunding RB, VRDN, Sarasota Memorial Hospital, Series B, 1.40%, 01/07/19(c)	$2,650	$2,650,000
Halifax Hospital Medical Center, Refunding RB, 5.00%, 06/01/20	590	613,069
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	157,129
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/20	2,250	2,360,115

		25,032,032

Housing — 0.2%
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	60	60,495
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	70	70,270

		130,765

State — 9.8%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,073,520
4.00%, 10/01/20	1,105	1,142,868
4.00%, 10/01/21	500	525,740
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 04/01/20(e)	1,500	1,428,870
Series B-2 (AGM), 4.00%, 10/01/20	655	677,447
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 07/01/20	3,000	3,140,010

		7,988,455

Transportation — 10.4%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	889,116
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 04/01/20	160	166,107
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 09/01/20	2,500	2,618,100
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,439,282
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 07/01/20	1,500	1,568,880
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 07/01/20	550	574,838
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,193,393

		8,449,716

Utilities — 22.2%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 09/01/20	2,970	3,122,777
City of Gainesville Florida Utilities System Revenue, Refunding RB, VRDN, Series B, 1.40%, 01/07/19(c)	3,500	3,500,000
City of Miami Beach Florida, RB, 5.00%, 09/01/20	250	262,902
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 08/01/20	1,200	1,256,964
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,099,360
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 07/01/19(d)	510	518,150

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Florida Governmental Utility Authority, Refunding RB (AGM):
4.00%, 10/01/20	$500	$517,135
Lehigh Utility, 5.00%, 10/01/20	635	667,595
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	525,750
Orlando Florida Utilities Commission, RB, VRDN, Series 2, 1.45%, 01/07/19(c)	1,700	1,700,000
Orlando Florida Utilities Commission, Refunding RB, VRDN, Series B (TD Bank NA SBPA), 1.40%, 01/07/19(c)	1,300	1,300,000
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 04/01/20	530	549,562

		18,020,195

Total Municipal Bonds in Florida		79,422,680

Guam — 0.6%

Utilities — 0.6%
Guam Government Waterworks Authority, RB, 5.25%, 07/01/20	100	103,800
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	325,199

Total Municipal Bonds in Guam		428,999

Total Municipal Bonds — 98.4% (Cost — $80,010,374)		79,851,679

	Shares	Value

Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.56%(f)(g)	591,057	$591,116

Total Short-Term Securities — 0.7% (Cost — $591,116)		591,116

Total Investments — 99.1% (Cost — $80,601,490)		80,442,795

Other Assets Less Liabilities — 0.9%		755,541

Net Assets — 100.0%		$81,198,336

(a)	Non-income producing security.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Zero-coupon bond.
(f)	Annualized 7-day yield as of period end.

(g)

During the period ended December 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,311,666	(3,720,609)	591,057	$591,116	$14,456	$38	$(437)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$79,851,679	$—	$79,851,679
Short-Term Securities	591,116	—	—	591,116

	$591,116	$79,851,679	$—	$80,442,795

(a)	See above Schedule of Investments for values in each sector.

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 99.0%

Alabama — 0.4%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 06/01/20	$1,000	$1,037,260
Tuscaloosa City Board of Education, RB, 5.00%, 08/01/20	225	236,039

		1,273,299

Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 01/01/21	3,200	3,371,968
Series C, 5.00%, 01/01/21	2,500	2,634,350

		6,006,318

Arizona — 2.7%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 07/01/19(a)	180	181,472
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 07/01/19(b)	5,585	5,675,645
5.00%, 07/01/20	1,300	1,359,696
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/20	1,000	1,056,370

		8,273,183

California — 5.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 08/15/20(b)	815	858,766
Los Angeles California Unified School District, GO, Series I, 5.00%, 07/01/20	3,750	3,813,487
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 01/01/19	540	540,000
5.00%, 01/01/20	550	566,220
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,123,970
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 05/01/20	10,000	10,451,500

		17,353,943

Colorado — 1.3%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding:
Series A, 5.00%, 12/01/20	690	731,290
Series B, 5.00%, 12/01/20	1,335	1,414,886
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 2.70%, 12/01/19(a)	268	267,949
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 08/15/19	125	126,430
4.00%, 08/15/20	150	154,142
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	563,653
4.00%, 12/01/20	580	596,895

		3,855,245

Florida — 1.9%
County of Escambia Florida, RB, Gulf Power Co. Project, 1.80%, 04/01/39(c)	2,500	2,459,050
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,439,281
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 07/01/20	500	522,960

Security	Par (000)	Value

Florida (continued)
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 05/01/13(d)(e)	$2,980	$1,482,550

		5,903,841

Georgia — 2.2%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement—Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,240	6,690,278

Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 07/01/20	250	259,500
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,248,346

		1,507,846

Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,312,472
5.00%, 11/15/20	1,440	1,525,824

		2,838,296

Illinois — 12.1%
Chicago Transit Authority, Refunding RB, 5.00%, 06/01/20	1,000	1,036,970
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, 5.00%, 01/01/20	1,000	1,017,870
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	960	962,563
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,059,270
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 06/15/22(f)	13,455	11,957,324
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 06/01/20	10,000	10,411,300
State of Illinois, GO, 5.00%, 07/01/20	4,055	4,173,244
State of Illinois, RB, Series B:
5.00%, 06/15/19(b)	515	522,277
5.00%, 06/15/20	1,485	1,503,696
State of Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/20	4,145	4,269,433

		36,913,947

Indiana — 0.4%
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 01/01/21	600	635,868
Northern Indiana Commuter Transportation District, RB, 5.00%, 07/01/20	620	648,935

		1,284,803

Kansas — 1.5%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20(f)	2,080	1,940,328
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C:
5.25%, 11/15/19(b)	55	56,527
5.25%, 11/15/20	2,445	2,517,812

		4,514,667

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky — 1.6%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	$2,115	$2,162,164
5.00%, 12/01/20	1,430	1,501,757
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project(f):
0.00%, 07/01/19	255	251,456
0.00%, 07/01/20	1,000	955,490

		4,870,867

Louisiana — 1.9%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	421,304
Louisiana Public Facilities Authority, RB, VRDN, Air Products & Chemicals Project, 1.77%, 01/07/19(c)	5,500	5,500,000

		5,921,304

Maryland — 1.6%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds:
5.00%, 06/15/19	250	253,577
5.00%, 06/15/20	275	287,334
County of Anne Arundel Maryland Consolidated Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester & Farmington Village Project:
4.00%, 07/01/19	285	288,158
5.00%, 07/01/20	500	523,565
Maryland Economic Development Corp., RB, Transportation Facilities Project, Series A, 5.13%, 06/01/20(g)	730	756,287
Maryland EDC, Refunding RB, University of Maryland, College Park Projects (AGM), 4.00%, 06/01/20	640	658,163
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 01/01/21(g)	1,335	1,427,262
University of Maryland, Medical System, 5.00%, 07/01/19	670	680,171

		4,874,517

Massachusetts — 4.0%
Massachusetts Bay Transportation Authority, Refunding RB, VRDN, General Transportation System, Series A-1 (Barclays Bank PLC SBPA), 1.70%, 01/07/19(c)	11,000	11,000,000
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/20	1,000	1,026,790
Massachusetts Health & Educational Facilities Authority, RB, VRDN, Partners Healthcare System, Series P2 (JPMorgan Chase Bank NA SBPA), 1.64%, 01/07/19(c)	300	300,000

		12,326,790

Michigan — 4.6%
City of Detroit Michigan, GO, Unlimited Tax, 5.00%, 04/01/20	1,000	1,023,590
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 09/01/20	1,500	1,507,785
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 05/15/20	885	909,506
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 07/01/20	1,000	1,024,660
Michigan Finance Authority, Refunding RB, Student Loan, Series 25-A, AMT:
5.00%, 11/01/19	1,940	1,981,186
5.00%, 11/01/20	1,800	1,882,818
Saginaw Valley State University, Refunding RB, General, Series A, 5.00%, 07/01/20	1,000	1,042,450

Security	Par (000)	Value

Michigan (continued)
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	$325	$342,927
Series 2-A, 4.00%, 10/15/20	1,205	1,250,428
State of Michigan Trunk Line Revenue, Refunding RB:
5.00%, 11/01/20	1,000	1,027,490
5.00%, 11/01/21	2,000	2,052,640

		14,045,480

Mississippi — 0.3%
Mississippi Development Bank, Refunding RB, Series A (AGM), 5.00%, 03/01/20	1,035	1,069,228

Missouri — 1.2%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 09/01/20	3,000	3,144,720
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	527,430

		3,672,150

Multi-State — 1.7%
Centerline Equity Issuer Trust(a):
Series A-4-2, 6.00%, 10/31/52	2,500	2,533,275
Series B-3-2, 6.30%, 11/30/50	2,500	2,535,700

		5,068,975

Nebraska — 1.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/20	3,500	3,639,055

Nevada — 2.2%
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 08/01/20	1,115	1,155,385
County of Clark Nevada Department of Aviation, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 07/01/19	500	507,465
5.00%, 07/01/20	1,000	1,044,410
Washoe County School District, GO, School Improvement, Series C, 5.00%, 10/01/20	3,695	3,887,916

		6,595,176

New Jersey — 7.5%
County of Atlantic New Jersey, GO, Refunding(BAM), 3.00%, 10/01/20	2,740	2,796,636
Garden State Preservation Trust, Refunding RB, Series C (AGM), 5.25%, 11/01/20	1,500	1,583,685
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 09/15/19	355	360,329
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 07/01/20	250	259,485
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/20	2,500	2,591,700
Provident Group Montclair (AGM), 4.00%, 06/01/20	105	107,832
School Facilities, Series GG, 5.00%, 09/01/22	2,000	2,098,880
School Facilities, Series K (AGC), 5.25%, 12/15/20	3,150	3,332,353
New Jersey Educational Facilities Authority, Refunding RB, Seton Hall University, Series D:
5.00%, 07/01/19	1,060	1,075,932
5.00%, 07/01/20	650	678,665
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT:
5.00%, 12/01/19	2,565	2,623,995
5.00%, 12/01/20	2,900	3,036,619
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 06/15/20	2,000	2,075,100

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 06/15/19	$250	$253,102

		22,874,313

New York — 3.2%
Build NYC Resource Corp., Refunding RB, Pratt Paper NY, Inc. Project, AMT, 3.75%, 01/01/20(a)	195	196,361
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 06/01/19	400	404,316
5.00%, 06/01/20	450	465,048
New York State Energy Research & Development Authority, Refunding RB, Electric & Gas Corp. Project, Series B, 2.00%, 02/01/29(c)	3,000	2,988,270
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 01/01/20	875	902,300
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 08/01/20	3,500	3,619,595
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,040	1,084,055
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 06/01/20	230	238,666

		9,898,611

North Carolina — 2.1%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 01/01/19(b)	1,400	1,400,000
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 01/01/20	5,000	5,153,500

		6,553,500

Ohio — 0.9%
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 06/30/19	945	956,652
5.00%, 12/31/19	830	850,086
5.00%, 06/30/20	1,000	1,035,190

		2,841,928

Oklahoma — 0.4%
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 09/01/22	1,100	1,175,262

Pennsylvania — 9.1%
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services, Series A:
4.00%, 12/01/19	840	844,460
4.00%, 12/01/20	870	876,351
City of Philadelphia PA Airport Revenue, Refunding RB, AMT, Series B, 5.00%, 07/01/20	1,450	1,510,233
Commonwealth of Pennsylvania, GO, Refunding First Series, 5.00%, 08/15/20	1,000	1,048,780
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran Social Project, 4.00%, 01/01/20	1,000	1,013,750
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 05/01/19	1,300	1,310,868
Montgomery County IDA, Refunding RB, Albert Einstein Healthcare, Series A, 5.00%, 01/15/20	1,400	1,433,740
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement Project:
5.00%, 12/31/20	3,830	4,001,431
AMT, 5.00%, 06/30/20	295	305,030
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,238,379

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services(g):
4.00%, 10/01/19	$1,165	$1,175,427
4.00%, 10/01/20	1,210	1,241,908
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 05/01/20(g)	1,480	1,540,029
Drexel University, 5.00%, 05/01/20	95	98,700
University Properties, Inc., 4.00%, 07/01/19	230	231,143
University Properties, Inc., 4.00%, 07/01/20	450	455,805
Widener University, 5.00%, 07/15/20	600	622,884
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	460,129
2.55%, 04/01/20	850	852,678
2.65%, 10/01/20	865	869,394
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 07/01/20	1,500	1,567,740
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 06/01/19(b)	1,000	1,013,320
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 07/15/20	995	1,040,312
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/20	350	368,781
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 07/01/19	360	362,336
4.00%, 07/01/20	465	472,975
Westmoreland County Municipal Authority, Refunding RB, (BAM):
5.00%, 08/15/19	335	341,268
3.00%, 08/15/20	110	111,687
5.00%, 08/15/20	355	371,678

		27,781,216

Rhode Island — 3.0%
Rhode Island Commerce Corp., Refunding RB, Rhode Island Department of Transportation, Series A, 5.00%, 06/15/20	3,465	3,618,881
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/20	1,500	1,553,940
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,026,253

		9,199,074

South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 07/01/20(g)	2,000	2,092,440

Tennessee — 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb Revenue Project, Series A:
4.00%, 10/01/19	240	243,201
5.00%, 10/01/20	325	339,908

		583,109

Texas — 15.2%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 01/01/19(g)	605	605,000
5.75%, 01/01/19	195	195,000
5.00%, 01/01/20	620	636,238
5.75%, 01/01/20	1,140	1,178,224

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Central Texas Turnpike System, RB, CAB(f):
(AMBAC), 0.00%, 08/15/21(g)	$1,825	$1,730,611
Series A (AMBAC), 0.00%, 08/15/21	6,165	5,814,396
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/42(c)	1,000	1,035,150
City of Houston Texas Airport System Revenue, Refunding RB:
Series B-2, AMT, 5.00%, 07/15/20	3,000	3,091,500
Subordinate Lien, Series B, 5.00%, 07/01/20	250	261,215
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 07/01/20	5,000	5,120,600
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	3,900,936
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 05/15/20	5,000	5,208,700
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 04/01/19	345	346,032
4.00%, 04/01/20	415	420,578
4.00%, 04/01/20	585	592,862
4.00%, 04/01/20	180	182,419
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 01/01/19(b)	815	815,000
5.38%, 01/01/19(b)	4,060	4,060,000
5.25%, 01/01/20	185	185,492
5.38%, 01/01/21	940	942,472
State of Texas, RB, 4.00%, 08/29/19	5,000	5,071,550
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,262,800

		46,656,775

Virginia — 1.5%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,114,880
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 07/01/20	1,500	1,568,190
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A(a):
5.00%, 07/01/19	425	429,433
5.00%, 07/01/20	335	344,571

		4,457,074

Washington — 2.4%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	2,782,579
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	262,962
5.00%, 10/01/42(c)	4,000	4,312,120

		7,357,661

Security	Par (000)	Value

Wisconsin — 0.9%
State of Wisconsin, Refunding RB, General, Series A, 5.25%, 05/01/20	$1,000	$1,011,320
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Series C, 5.00%, 04/01/19(b)	1,515	1,527,090
ThedaCare, Inc., 5.00%, 12/15/20	250	263,435

		2,801,845

Total Long-Term Investments — 99.0% (Cost — $299,749,667)		302,772,016

	Shares

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.56%(h)(i)	102,787	102,797

Total Short-Term Securities — 0.0% (Cost — $102,793)		102,797

Total Investments — 99.0% (Cost — $299,852,460)		302,874,813

Other Assets Less Liabilities — 1.0%		3,031,676

Net Assets — 100.0%		$305,906,489

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Zero-coupon bond.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Annualized 7-day yield as of period end.

(i)

During the period ended December 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	102,787	102,787	$102,797	$23,618	$727	$4

(a)	Includes net capital gain distributions, if applicable.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Municipal 2020 Term Trust (BKK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$302,772,016	$—	$302,772,016
Short-Term Securities	102,797	—	—	102,797

	$102,797	$302,772,016	$—	$302,874,813

(a)	See above Schedule of Investments for values in each state or political subdivision.

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Statements of Assets and Liabilities

December 31, 2018

	BFO	BKK

ASSETS
Investments at value — unaffiliated(a)	$79,851,679	$302,772,016
Investments at value — affiliated(b)	591,116	102,797
Receivables:
Investments sold	—	310,247
Interest — unaffiliated	842,419	3,223,110
Dividends — affiliated	1,070	1,137
Prepaid expenses	575	8,376

Total assets	81,286,859	306,417,683

LIABILITIES
Bank overdraft	33	200,249
Payables:
Income dividend distributions	8,277	22,710
Investment advisory fees	34,401	129,733
Trustees’ and Officer’s fees	10,810	47,588
Other accrued expenses	35,002	110,914

Total liabilities	88,523	511,194

NET ASSETS	$81,198,336	$305,906,489

NET ASSETS CONSIST OF
Paid-in capital(c)	$80,775,328	$296,901,576
Accumulated earnings	423,008	9,004,913

NET ASSETS	$81,198,336	$305,906,489

Net asset value	$14.60	$15.12

(a) Investments at cost — unaffiliated	$80,010,374	$299,749,667
(b) Investments at cost — affiliated	$591,116	$102,793
(c) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	5,562,128	20,236,628

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

	BFO		BKK
	Period from 08/01/18 to 12/31/18	Year Ended July 31, 2018	Period from 05/01/18 to 12/31/18	Year Ended April 30, 2018

INVESTMENT INCOME
Interest — unaffiliated	$815,766	$2,245,933	$6,712,448	$10,738,265
Dividends — affiliated	14,456	20,584	23,618	42,016

Total investment income	830,222	2,266,517	6,736,066	10,780,281

EXPENSES
Investment advisory	170,352	412,398	1,031,142	1,607,748
Professional	31,961	43,728	42,885	61,079
Transfer agent	5,660	15,622	47,676	51,193
Accounting services	9,978	16,070	36,193	50,674
Remarketing fees on Preferred Shares	—	—	—	6,095
Custodian	286	4,149	3,571	16,088
Trustees and Officer	1,995	7,931	14,375	32,879
Printing	2,772	9,158	8,606	11,388
Registration	3,979	9,418	6,371	9,416
Rating agency	—	—	9,861	13,936
Miscellaneous	5,622	17,326	42,389	33,057

Total expenses excluding interest expense and fees	232,605	535,800	1,243,069	1,893,553
Interest expense and fees(a)	—	—	—	66,164

Total expenses	232,605	535,800	1,243,069	1,959,717
Less fees waived and/or reimbursed by the Manager	(961)	(2,193)	(1,704)	(3,836)

Total expenses after fees waived and/or reimbursed	231,644	533,607	1,241,365	1,955,881

Net investment income	598,578	1,732,910	5,494,701	8,824,400

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	96,252	(6,395)	(46,579)	(1,119,485)
Investments — affiliated	5	91	725	481
Capital gain distributions from investment companies — affiliated	33	342	2	446

	96,290	(5,962)	(45,852)	(1,118,558)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(582,226)	(1,753,597)	(2,237,089)	(5,373,942)
Investments — affiliated	(437)	(113)	4	—

	(582,663)	(1,753,710)	(2,237,085)	(5,373,942)

Net realized and unrealized loss	(486,373)	(1,759,672)	(2,282,937)	(6,492,500)

Dividends and Distributions to AMPS Shareholders From
Net investment income	—	—	—	(70,385)
Net realized gain	—	—	—	(348)

Total distributions to AMPS Shareholders	—	—	—	(70,733)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$112,205	$(26,762)	$3,211,764	$2,261,167

(a)	Related to TOB Trusts.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BFO
	Period from 08/01/18 to 12/31/18	Year Ended July 31,
		2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$598,578	$1,732,910	$2,049,298
Net realized gain (loss)	96,290	(5,962)	(12,932)
Net change in unrealized appreciation (depreciation)	(582,663)	(1,753,710)	(2,249,356)

Net increase (decrease) in net assets resulting from operations	112,205	(26,762)	(212,990)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(723,077)	(1,846,627)	(2,313,845)

NET ASSETS(b)
Total decrease in net assets	(610,872)	(1,873,389)	(2,526,835)
Beginning of period	81,809,208	83,682,597	86,209,432

End of period	$81,198,336	$81,809,208	$83,682,597

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 10 for this prior year information.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BKK
	Period from 05/01/18 to 12/31/18	Year Ended April 30,
		2018	2017
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,494,701	$8,824,400	$11,035,514
Net realized gain (loss)	(45,852)	(1,118,558)	120,430
Net change in unrealized appreciation (depreciation)	(2,237,085)	(5,373,942)	(13,305,853)
Distributions to AMPS Shareholders:
Net investment income	—	(70,385)	(255,962)
Net realized gain	—	(348)	(1,310)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	3,211,764	2,261,167	(2,407,181)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(5,459,842)	(9,866,024)	(11,074,879)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(2,248,078)	(7,604,857)	(13,482,060)
Beginning of period	308,154,567	315,759,424	329,241,484

End of period	$305,906,489	$308,154,567	$315,759,424

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 10 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

(For a share outstanding throughout each period)

	BFO
	Period from 08/01/18 to 12/31/18		Year Ended July 31,
			2018		2017	2016	2015		2014

Net asset value, beginning of period	$14.71		$15.05		$15.50	$15.37	$15.42		$15.31

Net investment income(a)	0.11		0.31		0.37	0.46	0.42		0.47
Net realized and unrealized gain (loss)	(0.09)		(0.32)		(0.40)	0.05	(0.03)		0.25
Distributions to AMPS Shareholders from net investment income	—		—		—	—	(0.00	)(b)	(0.00	) (b)

Net increase (decrease) from investment operations	0.02		(0.01)		(0.03)	0.51	0.39		0.72

Distributions to Common Shareholders from net investment income(c)	(0.13)		(0.33)		(0.42)	(0.38)	(0.44)		(0.61)

Net asset value, end of period	$14.60		$14.71		$15.05	$15.50	$15.37		15.42

Market price, end of period	$14.04		$14.21		$15.05	$15.21	$14.82		15.16

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.17	%(e)	(0.02)%		(0.20)%	3.41%	2.59%		4.84%

Based on market price	(0.29	)%(e)	(3.42)%		1.70%	5.24%	0.62%		4.36%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.63	%(f)(g)(h)	0.65	%(g)	0.64%	0.64%	0.68	%(i)	0.74	%(i)

Total expenses after fees waived and paid indirectly	0.63	%(f)(g)(h)	0.65	%(g)	0.64%	0.64%	0.68	%(i)	0.74	%(i)

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(j)(k)	0.63	%(f)(g)(h)	0.65	%(g)	0.64%	0.64%	0.68	%(i)	0.74	%(i)

Net investment income	1.76	%(f)(g)	2.10	%(g)	2.43%	3.00%	2.69	%(i)	3.05	%(i)

Distributions to AMPS Shareholders	—%		—%		—%	—%	0.00%		0.01%

Net investment income to Common Shareholders	1.76	%(f)(g)	2.10	%(g)	2.43%	3.00%	2.69%		3.04%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$81,198		$81,809		$83,683	$86,209	$85,510		$85,748

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$—		$—		$—	$—	$—		$625

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$—		$—		$—	$—	$—		$3,454,938

Borrowings outstanding, end of period (000)	$—		$—		$—	$—	$134		$190

Portfolio turnover rate	8%		16%		—%	7%	14%		1%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Does not reflect the effect of distributions to Auction Market Preferred Shares (“AMPS”) Shareholders.
(j)	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(k)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Period from 08/01/18 to 12/31/18	Year Ended July 31,
		2018	2017	2016	2015	2014
Expense ratios	0.63%	0.65%	0.64%	0.64%	0.67%	0.73%

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKK
	Period from 05/01/18 to 12/31/18		Year Ended April 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$15.23		$15.60		$16.27		$16.30		$16.22		$16.85

Net investment income(a)	0.27		0.44		0.55		0.57		0.61		0.74
Net realized and unrealized gain (loss)	(0.11)		(0.33)		(0.66)		(0.03)		0.14		(0.55)

Distributions to AMPS Shareholders
From net investment income	—		(0.00	)(b)	(0.01)		(0.01)		(0.00	)(b)	(0.01)
From net realized gain	—		(0.00	)(b)	(0.00	)(b)	—		—		—

Net increase (decrease) from investment operations	0.16		0.11		(0.12)		0.53		0.75		0.18

Distributions to Common Shareholders(c)
From net investment income	(0.27)		(0.48)		(0.54)		(0.56)		(0.67)		(0.81)
From net realized gain	—		(0.00	)(b)	(0.01)		(0.00	)(b)	—		—

Total distributions to Common Shareholders	(0.27)		(0.48)		(0.55)		(0.56)		(0.67)		(0.81)

Net asset value, end of period	$15.12		$15.23		$15.60		$16.27		$16.30		$16.22

Market price, end of period	$14.76		$15.16		$15.73		$16.14		$16.25		$16.61

Total Return Applicable to Common Shareholders(d)
Based on net asset value	1.08	%(e)	0.76%		(0.78)%		3.39%		4.67%		1.17%

Based on market price	(0.87	)%(e)	(0.54)%		0.85%		2.87%		1.90%		4.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.59	%(f)(g)	0.62	%(g)	0.67	%(h)	0.69	%(h)	0.72	%(h)	0.84	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.59	%(f)(g)	0.62	%(g)	0.67	%(h)	0.69	%(h)	0.72	%(h)	0.84	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(i)(j)	0.59	%(f)(g)	0.60	%(g)	0.65	%(h)	0.68	%(h)	0.71	%(h)	0.84	%(h)

Net investment income	2.66	%(f)	2.81	%(g)	3.43	%(h)	3.54	%(h)	3.75	%(h)	4.61	%(h)

Distributions to AMPS Shareholders	—%		0.02%		0.08%		0.03%		0.02%		0.05%

Net investment income to Common Shareholders	2.66	%(f)	2.79%		3.35%		3.51%		3.73%		4.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$305,906		$308,155		$315,759		$329,241		$329,810		$328,163

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$—		$—		$11,328		$34,578		$53,700		$67,950

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period (000)	$—		$—		$721,856		$263,065		$178,543		$145,738

Borrowings outstanding, end of period (000)	$—		$—		$3,750		$3,750		$3,750		$3,750

Portfolio turnover rate	8%		9%		8%		4%		11%		8%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.60%.
(h)	Does not reflect the effect of distributions to AMPS Shareholders.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Period from 05/01/18 to 12/31/18	Year Ended April 30,
		2018	2017	2016	2015	2014
Expense ratios	0.59%	0.62%	0.64%	0.66%	0.69%	0.79%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

On June 6, 2018, the Board approved a proposal, effective December 31, 2018, to change BFO’s and BKK’s fiscal year end from July 31 and April 30, respectively, to December 31.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provide the trust with the right to cause the holders of a proportional share of the TOB

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. For the period ended December 31, 2018, there were no amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations.

For the period ended December 31, 2018, the Trusts did not hold TOB Trusts.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 0.50% of the average weekly value of each Trust’s managed assets.

For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	BFO		BKK
	Period from 08/01/18 to 12/31/18	Year Ended 07/31/18	Period from 05/01/18 to 12/31/18	Year Ended 04/30/18
Amounts waived	$961	$2,193	$1,704	$3,836

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the period ended December 31, 2018, there were no fees waived by the Manager pursuant to these arrangements.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BFO	$7,000,314	$—	$—
BKK	—	700,000	—

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the period ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	BFO	BKK
Purchases	$13,807,120	$24,229,706
Sales	6,263,930	27,258,078

7.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to the retention of tax-exempt income was reclassified to the following accounts:

	BFO	BKK
Paid-in capital	$54,000	$503,000
Accumulated earnings (loss)	(54,000)	(503,000)

The tax character of distributions paid was as follows:

	BFO	BKK
Tax-exempt income(a) 12/31/2018	$722,804	$5,459,492
07/31/2018	$1,846,627	$—
04/30/2018	$—	$9,876,404
07/31/2017	$2,313,845	$—
04/30/2017	$—	$11,135,095
Ordinary income(b) 12/31/2018	273	350
07/31/2018	—	—
04/30/2018	—	23
07/31/2017	—	—
04/30/2017	—	78
Long-term capital gains 12/31/2018	—	—
07/31/2018	—	—
04/30/2018	—	60,330
07/31/2017	—	—
04/30/2017	—	196,978

12/31/2018	$723,077	$5,459,842

07/31/2018	$1,846,627	—

04/30/2018	—	$9,936,757

07/31/2017	$2,313,845	—

04/30/2017	—	$11,332,151

(a)	The Trusts designate these amounts paid during the fiscal period ended December 31, 2018, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest-related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings were as follows:

	BFO	BKK
Undistributed tax-exempt income	$1,321,423	$7,075,114
Capital loss carryforwards	(730,142)	(1,169,007)
Net unrealized gains (losses)(a)	(168,273)	3,098,806

	$423,008	$9,004,913

(a)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of December 31, 2018, the Trusts had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	BFO	BKK
No expiration date	$730,142	$1,169,007

During the fiscal period ended December 31, 2018, BFO utilized $96,285 of its capital loss carryforward.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	BFO	BKK
Tax cost	$80,601,505	$299,735,178
Gross unrealized appreciation	$718,854	$4,863,324
Gross unrealized depreciation	(877,564)	(1,723,689)

Net unrealized appreciation (depreciation)	$(158,710)	$3,139,635

8.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that each Trust will achieve its investment objective and each Trust may return less than $15.00 per share. As each Trust approaches its scheduled termination date, it is expected that the maturity of the Trusts’ portfolio securities will shorten, which is likely to reduce the Trusts’ income and distributions to shareholders.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Concentration Risk: BFO invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFO invested a significant portion of its assets in securities in the health sector. Changes in economic conditions affecting such sector would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

9.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001.

For the period ended December 31, 2018 and the years ended July 31, 2018 and July 31, 2017, shares issued and outstanding remained constant for BFO. For the period ended December 31, 2018 and the years ended April 30, 2018 and April 30, 2017, shares issued and outstanding remained constant for BKK.

10.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions were classified as follows:

	Year Ended	Net Investment Income	Net Realized Gain
BFO	07/31/2018	$1,846,627	$—
	07/31/2017	2,313,845	—
BKK	04/30/2018	9,806,670	59,354
	04/30/2017	10,879,211	195,668

Undistributed net investment income were as follows:

	Year Ended	Undistributed Net Investment Income
BFO	07/31/2018	$1,486,042
	07/31/2017	1,753,909
BKK	04/30/2018	7,619,711
	04/30/2017	9,530,239

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared
BFO	$0.0260	$0.0260	(b)
BKK	0.0318	0.0318	(c)

(a)	Net investment income dividend paid on February 1, 2019 to Common Shareholders of record on January 15, 2019.
(b)	Net investment income dividend declared on February 1, 2019, payable to Common Shareholders of record on February 15, 2019.
(c)	Net investment income dividends declared on January 2, 2019, payable to Common Shareholders of record on February 15, 2019, March 15, 2019 and April 15, 2019.

NOTES TO FINANCIAL STATEMENTS	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Florida Municipal 2020 Term Trust and BlackRock Municipal 2020 Term Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Florida Municipal 2020 Term Trust and BlackRock Municipal 2020 Term Trust (the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
BlackRock Florida Municipal 2020 Term Trust	For the period from August 1, 2018 through December 31, 2018 and for the year ended July 31, 2018	For the period from August 1, 2018 through December 31, 2018 and for each of the two years in the period ended July 31, 2018	For the period from August 1, 2018 through December 31, 2018 and for each of the five years in the period ended July 31, 2018
BlackRock Municipal 2020 Term Trust	For the period from May 1, 2018 through December 31, 2018 and for the year ended April 30, 2018	For the period from May 1, 2018 through December 31, 2018 and for each of the two years in the period ended April 30, 2018	For the period from May 1, 2018 through December 31, 2018 and for each of the five years in the period ended April 30, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte &Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on the Trusts’ primary exchange (“open-market purchases”). The Trusts will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLANS	29

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	71 RICs consisting of 71 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	71 RICs consisting of 71 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	71 RICs consisting of 71 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 71 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	71 RICs consisting of 71 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	71 RICs consisting of 71 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 71 Portfolios	None

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 71 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004;
W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 71 RICs consisting of 71 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Effective January 1, 2019, Henry Gabbay is appointed as an Independent Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for

ADDITIONAL INFORMATION	33

Additional Information  (continued)

updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S/F	Single-Family

SBPA	Stand-by Bond Purchase Agreements

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	35

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

2020Term-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been a principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 04/30/18	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 04/30/18	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 04/30/18	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 04/30/18
BlackRock Municipal 2020 Term Trust	$43,334	$30,664	$0	$3,500	$12,900	$12,852	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End 12/31/18[4]	Previous Fiscal Year End 04/30/18
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,274,000	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from April to December in 2018 whereby this fiscal year consists of the eight months ended December 31, 2018.

4 Non-audit fees of $2,274,000 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

            Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End 12/31/18 [1]	Previous Fiscal Year End 04/30/18
BlackRock Municipal 2020 Term Trust	$12,900	$16,352

1The registrant changed its fiscal year end from July to December in 2018 whereby this fiscal year consists of the eight months ended December 31, 2018.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,274,000	$2,274,000

1The registrant changed its fiscal year end from July to December in 2018 whereby this fiscal year consists of the eight months ended December 31, 2018.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, and Theodore R. Jaeckel, Jr., CFA, Managing Director at

BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Soccio and Jaeckel have been members of the registrant’s portfolio management team since 2011 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

(a)(2) As of December 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	15	0	0	0	0	0
	$5.74 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	33	0	0	0	0	0
	$24.66 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2018:

Portfolio Manager Compensation Overview

            The discussion below describes the portfolio managers’ compensation as of December 31, 2018.

            BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

            Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

            Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

            Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

            For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

            Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

              Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2018:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio	None
Theodore R. Jaeckel, Jr.	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2020 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2020 Term Trust

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2020 Term Trust

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2020 Term Trust

Date: March 8, 2019